                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report:      July 14, 1997



                                   MBIA Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Connecticut                  1-9583                  06-1185706
       -------------        ------------------------     ----------------
       (State of            (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification No.)


                113 King Street, Armonk, New York              10503
         -------------------------------------------        ----------
         (Address of principal executive offices)           (Zip Code)


                                (914) 273-4545
                ----------------------------------------------------
                (Registrant's telephone number, including area code)
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

        (c)   Exhibits

        1.1 Underwriting Agreement, dated July 14, 1997, among the Company, Lehman Brothers Inc., Donaldson Lufkin & Jenrette Securities Corporation and Smith Barney Inc.

        1.2 Underwriting Agreement, dated July 14, 1997, among the Company, Donaldson Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc.

        12.1 Computation of the Ratio of Earnings to Fixed Charges for MBIA Inc. and Subsidiaries.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MBIA INC.
                                                (Registrant)



Date:  July 14, 1997                            By /s/ Richard L. Weill
                                                  -----------------------
                                                  Name:  Richard L. Weill
                                                  Title: President


                                  Page 3 of 4
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                             Description
-----------                             -----------

1.1 Underwriting Agreement, dated July 14, 1997, among the Company, Lehman Brothers Inc., Donaldson Lufkin & Jenrette Securities
                                        Corporation and Smith Barney Inc.

1.2 Underwriting Agreement, dated July 14, 1997, among the Company, Donaldson Lufkin & Jenrette
                                        Securities Corporation and Lehman
                                        Brothers Inc.

12.1                                    Computation of the Ratio of
                                        Earnings to Fixed Charges for
                                        MBIA Inc. and Subsidiaries.


                                  Page 4 of 4